UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100
Dallas, TX		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 214-427-1704

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Applied Digital Corporation (the “Company”) announced in its Form 10-Q for the quarter ended February 28, 2025, filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2025, that the Company had previously begun discussions for the possible sale of the Cloud Services Business and on February 26, 2025, the Board of Directors approved the negotiation of a potential transaction. Consequently, on April 10, 2025, the Company determined that the Cloud Services Business met the criteria for being classified as “held for sale,” as the Board of Directors approved further plans for the sale of the segment.

Beginning with the Company’s fourth quarter of fiscal year ended May 31, 2025, the Company will report the Cloud Services Business as discontinued operations in accordance with ASC 205-20, Discontinued Operations, as the potential disposition reflects a strategic shift in the Company’s operations and financial results.

In order to assist investors in understanding the impact of the potential sale of the Cloud Services Business on the Company’s financial results, the Company is filing as Exhibit 99.1 to this Current Report unaudited pro forma condensed consolidated statements of operations for the nine-month period ended February 28, 2025  and the fiscal years ended May 31, 2024 and 2023 and the unaudited pro forma condensed consolidated balance sheet as of February 28, 2025 (the “Pro Forma Financial Statements”). The unaudited pro forma condensed consolidated statements of operations for the nine-month period ended February 28, 2025 and the fiscal years ended May 31, 2024 and 2023 give effect to the sale of the Cloud Services Business as if it had occurred on June 1, 2022, the first day of fiscal year 2023. The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of the Cloud Services Business as if it had occurred on February 28, 2025, our latest balance sheet date. All adjustments and disclosures have been prepared in accordance with Article 11 of Regulation S-X.

The sale of the Cloud Services Business is subject to adjustments as the sale has not yet been finalized. Accordingly, the transaction accounting adjustments are preliminary, and have been made solely for the purpose of providing the Pro Forma Financial Statements as may be required by SEC rules and regulations. Differences between these preliminary estimates and the final sale accounting may be material. The unaudited pro forma condensed consolidated financial information has been provided for informational purposes only and does not purport to project the future or historical financial position or results of operations, cash flows, liquidity or financial condition of the Company, or the Cloud Services Business on a stand-alone basis. The actual results of the Company may differ significantly from those reflected herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Supplemental Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	May 30, 2025	By:	/s/ Saidal L. Mohmand
		Name:	Saidal L. Mohmand
		Title:	Chief Financial Officer